UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number	811-22455

Cohen & Steers Select Preferred and Income Fund, Inc.
(Exact name of registrant as specified in charter)

280 Park Avenue New York, NY		10017
(Address of principal executive offices)		(Zip code)

Tina M. Payne 280 Park Avenue New York, NY 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 832-3232

Date of fiscal year end:	December 31

Date of reporting period:	September 30, 2015

Item 1. Schedule of Investments

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS

September 30, 2015 (Unaudited)

	Number of Shares	Value
PREFERRED SECURITIES—$25 PAR VALUE 39.6%
BANKS 11.9%
Bank of America Corp., 6.50%, Series Y	174,925	$4,446,594
BB&T Corp., 5.625%, Series E(a)	71,045	1,762,627
Citigroup, 6.875%, Series K(a)	83,175	2,218,277
Countrywide Capital IV, 6.75%, due 4/1/33(a)	50,612	1,284,026
Farm Credit Bank of Texas, 6.75%, 144A(a)	40,000	4,187,500
Fifth Third Bancorp, 6.625%, Series I(a)	119,491	3,256,130
First Niagara Financial Group, 8.625%, Series B(a)	80,000	2,120,800
First Republic Bank, 5.50%(a)	104,398	2,479,453
JPMorgan Chase & Co., 6.125%, Series Y	100,000	2,512,000
PNC Financial Services Group, 6.125%, Series P(a)	80,000	2,192,800
PrivateBancorp, 7.125%, due 10/30/42(a)	48,250	1,289,240
Regions Financial Corp., 6.375%, Series B(a)	65,000	1,691,950
US Bancorp, 6.50%, Series F(a)	83,278	2,391,744
Wells Fargo & Co., 6.625%(a)	40,564	1,109,425
Zions Bancorp, 7.90%, Series F(a)	176,458	4,771,424
		37,713,990
BANKS—FOREIGN 2.8%
Barclays Bank PLC, 7.75%, Series IV (United Kingdom)(a)	130,639	3,374,405
National Westminster Bank PLC, 7.763%, Series C (United Kingdom)(a)	127,226	3,245,535
RBS Capital Funding Trust VII, 6.08%, Series G (United Kingdom)(a)	90,000	2,200,500
		8,820,440
ELECTRIC—INTEGRATED 0.9%
Integrys Holdings, 6.00%, due 8/1/73(a)	105,582	2,840,156

FINANCE—INVESTMENT BANKER/BROKER 2.5%
Goldman Sachs Group, 6.375%, Series K(a)	65,000	1,701,050
Morgan Stanley, 6.875%(a)	133,868	3,578,292
Morgan Stanley, 6.375%, Series I(a)	100,000	2,544,000
		7,823,342
INDUSTRIALS—CHEMICALS 2.2%
CHS, 6.75%(a)	72,040	1,866,556
CHS, 7.50%, Series 4(a)	31,846	843,919
CHS, 7.10%, Series II(a)	165,962	4,407,951
		7,118,426

	Number of Shares	Value
INSURANCE 5.5%
MULTI-LINE 2.3%
Hartford Financial Services Group, 7.875%, due 4/15/42(a)	160,000	$4,888,000
WR Berkley Corp., 5.625%, due 4/30/53(a)	93,399	2,288,276
		7,176,276
MULTI-LINE—FOREIGN 1.8%
ING Groep N.V., 7.05% (Netherlands)(a)	99,064	2,547,926
ING Groep N.V., 7.20% (Netherlands)(a)	50,000	1,287,500
PartnerRe Ltd., 6.50%, Series D (Bermuda)	64,553	1,705,490
		5,540,916
REINSURANCE 0.5%
Reinsurance Group of America, 6.20%, due 9/15/42(a)	60,000	1,661,400

REINSURANCE—FOREIGN 0.9%
Aspen Insurance Holdings Ltd., 5.95% (Bermuda)(a)	50,000	1,268,000
Aspen Insurance Holdings Ltd., 7.25% (Bermuda)(a)	65,892	1,721,099
		2,989,099
TOTAL INSURANCE		17,367,691

INTEGRATED TELECOMMUNICATIONS SERVICES 1.4%
Qwest Corp., 6.875%, due 10/1/54(a)	35,000	885,500
Qwest Corp., 7.00%, due 4/1/52(a)	58,323	1,486,653
Qwest Corp., 7.375%, due 6/1/51(a)	80,495	2,053,428
		4,425,581
PIPELINES 0.4%
NuStar Logistics LP, 7.625%, due 1/15/43(a)	45,759	1,134,365

REAL ESTATE 10.6%
DIVERSIFIED 4.2%
DuPont Fabros Technology, 7.875%, Series A(a)	103,254	2,583,415
National Retail Properties, 6.625%, Series D(a)	128,000	3,243,520
Retail Properties of America, 7.00%(a)	79,500	2,035,200
VEREIT, 6.70%, Series F	170,372	4,123,003
Vornado Realty Trust, 6.625%, Series I(a)	50,000	1,250,500
		13,235,638
HOTEL 1.2%
Chesapeake Lodging Trust, 7.75%, Series A(a)	75,000	1,959,375
Hersha Hospitality Trust, 8.00%, Series B(a)	70,969	1,788,419
		3,747,794

	Number of Shares	Value
INDUSTRIALS 1.0%
First Potomac Realty Trust, 7.75%, Series A(a)	120,000	$3,056,400

OFFICE 0.5%
Hudson Pacific Properties, 8.375%, Series B(a)	70,000	1,772,050

RESIDENTIAL—MANUFACTURED HOME 1.0%
Campus Crest Communities, 8.00%, Series A(a)	28,681	697,809
Equity Lifestyle Properties, 6.75%, Series C(a)	47,378	1,241,303
UMH Properties, 8.25%, Series A(a)	50,000	1,284,000
		3,223,112
SHOPPING CENTERS 2.7%
COMMUNITY CENTER 1.3%
Kite Realty Group Trust, 8.25%, Series A(a)	100,000	2,546,500
WP GLIMCHER, 6.875%, Series I(a)	69,100	1,717,826
		4,264,326
REGIONAL MALL 1.4%
CBL & Associates Properties, 7.375%, Series D(a)	174,935	4,378,623
TOTAL SHOPPING CENTERS		8,642,949
TOTAL REAL ESTATE		33,677,943

TRANSPORT—MARINE—FOREIGN 0.3%
Seaspan Corp., 9.50%, Series C (Hong Kong)(a)	35,027	888,635

UTILITIES 1.1%
SCE Trust III, 5.75%(a)	41,100	1,107,234
SCE Trust IV, 5.375%, Series J	92,000	2,369,000
		3,476,234
TOTAL PREFERRED SECURITIES—$25 PAR VALUE (Identified cost—$118,264,030)		125,286,803

PREFERRED SECURITIES—CAPITAL SECURITIES 94.8%
BANKS 28.7%
AgriBank FCB, 6.875%	26,000	2,736,500
Bank of America Corp., 6.10%, Series AA	2,288,000	2,233,660
Bank of America Corp., 6.50%, Series Z	4,314,000	4,405,673
Citigroup, 5.875%, Series O	2,100,000	2,065,875
Citigroup, 5.95%, Series Q	2,000,000	1,974,460
Citigroup Capital III, 7.625%, due 12/1/36	4,115,000	5,173,530
Citizens Financial Group, 5.50%, 144A(b)	1,229,000	1,201,348
CoBank ACB, 6.25%, 144A(a),(b)	25,000	2,596,875
CoBank ACB, 6.125%, Series G(a)	25,000	2,427,345

	Number of Shares	Value
Countrywide Capital III, 8.05%, due 6/15/27, Series B(c)	1,815,000	$2,290,221
Farm Credit Bank of Texas, 10.00%, Series I(a)	10,000	12,481,250
Goldman Sachs Capital I, 6.345%, due 2/15/34	3,250,000	3,733,223
Goldman Sachs Capital II, 4.00%, (FRN)	4,300,000	3,117,500
Huntington Bancshares, 8.50%, Series A (Convertible)(a)	3,712	4,955,520
JPMorgan Chase & Co., 7.90%, Series I(d)	8,575,000	8,918,000
JPMorgan Chase & Co., 6.75%, Series S	4,500,000	4,691,250
JPMorgan Chase & Co., 6.125%, Series U	1,350,000	1,350,000
JPMorgan Chase & Co., 5.30%, Series Z	1,600,000	1,576,000
PNC Financial Services Group, 6.75%	4,500,000	4,888,125
Sovereign Real Estate Investment Trust, 12.00%, 144A(a),(b)	1,500	1,985,625
Wells Fargo & Co., 7.98%, Series K	9,850,000	10,416,375
Wells Fargo & Co., 5.90%, Series S	1,706,000	1,710,265
Wells Fargo & Co., 5.875%, Series U	2,750,000	2,818,750
Zions Bancorp, 7.20%, Series J	1,097,000	1,175,161
		90,922,531
BANKS—FOREIGN 33.1%
ABN AMRO Bank NV, 5.75% (EUR) (Netherlands)	2,000,000	2,177,863
Baggot Securities Ltd., 10.24%, 144A (EUR) (Ireland)(a),(b)	1,327,000	1,505,046
Banco Bilbao Vizcaya Argentaria SA, 9.00% (Spain)(a)	2,200,000	2,330,625
Bank of Ireland, 7.375% (EUR) (Ireland)	1,800,000	2,026,404
Bank of Ireland, 10.00%, due 7/30/16, Series EMTN (EUR) (Ireland)(a)	1,400,000	1,650,008
Barclays Bank PLC, 7.625%, due 11/21/22 (United Kingdom)	2,425,000	2,722,063
Barclays Bank PLC, 7.75%, due 4/10/23 (United Kingdom)	3,200,000	3,432,000
Barclays Bank PLC, 6.86%, 144A (United Kingdom)(b)	3,297,000	3,750,338
Barclays PLC, 7.875% (GBP) (United Kingdom)	600,000	893,060
Barclays PLC, 8.00% (EUR) (United Kingdom)(a)	1,450,000	1,716,333
Barclays PLC, 8.25% (United Kingdom)	3,193,000	3,334,281
BNP Paribas, 7.195%, 144A (France)(b)	1,950,000	2,266,875
BNP Paribas, 7.375%, 144A (France)(b)	3,600,000	3,627,000
Credit Agricole SA, 8.125%, due 9/19/33, 144A (France)(b)	2,000,000	2,191,100
Credit Suisse AG, 6.50%, due 8/8/23, 144A (Switzerland)(b)	2,000,000	2,158,750
Credit Suisse Group AG, 7.50%, 144A (Switzerland)(b)	2,487,000	2,597,112
Deutsche Bank AG, 7.50% (Germany)	1,000,000	953,750
Dresdner Funding Trust I, 8.151%, due 6/30/31, 144A (Germany)(b)	3,007,869	3,763,596
HBOS Capital Funding LP, 6.85% (United Kingdom)	3,300,000	3,329,469
HSBC Capital Funding LP, 10.176%, 144A (United Kingdom)(b)	7,750,000	11,683,125

	Number of Shares	Value
HSBC Holdings PLC, 6.375% (United Kingdom)	5,900,000	$5,641,875
Intesa Sanpaolo SpA, 7.70%, 144A (Italy)(b)	1,000,000	978,037
Lloyds Banking Group PLC, 7.50% (United Kingdom)	5,837,000	5,973,586
Nationwide Building Society, 10.25%, due 12/6/99 (GBP) (United Kingdom)(a)	2,460,000	4,793,563
Rabobank Nederland, 8.40% (Netherlands)(a)	3,000,000	3,202,014
Rabobank Nederland, 11.00%, 144A (Netherlands)(b)	3,350,000	4,131,387
Royal Bank of Scotland Group PLC, 7.50% (United Kingdom)	2,500,000	2,500,775
Royal Bank of Scotland Group PLC, 7.648% (United Kingdom)	4,327,000	5,408,750
Standard Chartered PLC, 6.50%, 144A (United Kingdom)(b)	1,800,000	1,680,154
Standard Chartered PLC, 7.014%, 144A (United Kingdom)(b)	2,050,000	2,234,500
UBS AG, 7.625%, due 8/17/22 (Switzerland)	3,750,000	4,320,206
UBS Group AG, 6.875% (Switzerland)	3,000,000	2,899,590
UBS Group AG, 7.00% (Switzerland)	2,100,000	2,144,625
UBS Group AG, 7.125% (Switzerland)	900,000	926,438
		104,944,298
FINANCE—DIVERSIFIED FINANCIAL SERVICES 4.9%
Depository Trust & Clearing Corp/The, 4.875%, Series C, 144A(b)	1,250,000	1,246,875
General Electric Capital Corp., 7.125%, Series A	7,000,000	8,093,750
General Electric Capital Corp., 6.25%, Series B	5,700,000	6,191,625
		15,532,250
INSURANCE 19.6%
LIFE/HEALTH INSURANCE 6.2%
MetLife, 5.25%, Series C	3,029,000	3,006,283
MetLife Capital Trust IV, 7.875%, due 12/15/37, 144A(b)	3,950,000	4,858,500
MetLife Capital Trust X, 9.25%, due 4/8/38, 144A(b)	5,599,000	7,740,617
Principal Financial Group, 4.70%, due 5/15/55	2,350,000	2,338,250
Prudential Financial, 5.375%, due 5/15/45	1,558,000	1,548,263
		19,491,913
LIFE/HEALTH INSURANCE—FOREIGN 3.8%
La Mondiale Vie, 7.625% (France)(a)	4,100,000	4,424,675
Nippon Life Insurance Co., 5.10%, due 10/16/44, 144A (Japan)(b)	2,000,000	2,070,000
Prudential PLC, 7.75% (United Kingdom)(a)	1,650,000	1,709,812

	Number of Shares	Value
Sumitomo Life Insurance Co., 6.50%, due 9/20/73, 144A (Japan)(b)	3,500,000	$3,937,500
		12,141,987
MULTI-LINE 1.5%
American International Group, 8.175%, due 5/15/68, (FRN)	3,551,000	4,705,075

MULTI-LINE—FOREIGN 2.5%
Aviva PLC, 8.25% (United Kingdom)(a)	2,000,000	2,149,008
AXA SA, 8.60%, due 12/15/30 (France)	1,000,000	1,361,880
AXA SA, 6.463%, 144A (France)(b)	2,250,000	2,337,188
Cloverie PLC, 8.25% (Switzerland)(a)	2,000,000	2,230,200
		8,078,276
PROPERTY CASUALTY 1.2%
Liberty Mutual Group, 7.80%, due 3/7/37, 144A(b)	3,200,000	3,728,000

PROPERTY CASUALTY—FOREIGN 3.2%
Mitsui Sumitomo Insurance Co., Ltd., 7.00%, due 3/15/72, 144A (Japan)(b)	3,100,000	3,565,155
QBE Capital Funding III Ltd., 7.25%, due 5/24/41, 144A (Australia)(b)	2,250,000	2,517,187
QBE Insurance Group Ltd., 6.75%, due 12/2/44 (Australia)(a)	2,051,000	2,143,295
RL Finance Bonds No. 2 PLC, 6.125%, due 11/30/43 (GBP) (United Kingdom)(a)	1,200,000	1,898,687
		10,124,324
REINSURANCE—FOREIGN 1.2%
Aquarius + Investments PLC, 8.25% (Switzerland)(a)	3,510,000	3,782,334
TOTAL INSURANCE		62,051,909

INTEGRATED TELECOMMUNICATIONS SERVICES 2.9%
Centaur Funding Corp., 9.08%, due 4/21/20, 144A (Cayman Islands)(a),(b)	7,500	9,192,187

PIPELINES 0.7%
Enterprise Products Operating LLC, 7.034%, due 1/15/68, Series B	1,980,000	2,093,850

UTILITIES 4.9%
ELECTRIC UTILITIES 2.2%
FPL Group Capital, 7.30%, due 9/1/67, Series D	7,015,000	6,962,387

	Number of Shares	Value
ELECTRIC UTILITIES—FOREIGN 1.1%
Enel SpA, 8.75%, due 9/24/73, 144A (Italy)(b)	2,830,000	$3,257,245
RWE AG, 6.625%, due 7/30/75 (Germany)	122,000	109,169
		3,366,414
MULTI-UTILITIES 1.6%
Dominion Resources, 5.75%, due 10/1/54	2,647,000	2,723,101
Dominion Resources, 7.50%, due 6/30/66, Series A	1,430,000	1,288,788
PPL Capital Funding, 6.70%, due 3/30/67, Series A	1,300,000	1,108,614
		5,120,503
TOTAL UTILITIES		15,449,304
TOTAL PREFERRED SECURITIES—CAPITAL SECURITIES (Identified cost—$280,270,983)		300,186,329

	Principal Amount
CORPORATE BONDS 3.7%
INSURANCE-PROPERTY CASUALTY 1.9%
Liberty Mutual Insurance, 7.697%, due 10/15/97, 144A(b)	$4,829,000	6,134,592

INTEGRATED TELECOMMUNICATIONS SERVICES 1.8%
Embarq Corp., 7.995%, due 6/1/36	2,000,000	2,068,120
Frontier Communications Corp., 9.00%, due 8/15/31	2,500,000	2,075,000
Frontier Communications Corp., 10.50%, due 9/15/22, 144A(b)	1,550,000	1,515,125
		5,658,245
TOTAL CORPORATE BONDS (Identified cost—$10,577,714)		11,792,837

		Number of Shares
SHORT-TERM INVESTMENTS 0.3%
MONEY MARKET FUNDS
State Street Institutional Treasury Money Market Fund, 0.00%(e)		900,000	900,000
TOTAL SHORT-TERM INVESTMENTS (Identified cost—$900,000)			900,000

TOTAL INVESTMENTS (Identified cost—$410,012,727)	138.4%		$438,165,969

LIABILITIES IN EXCESS OF OTHER ASSETS	(38.4)		(121,559,013)

NET ASSETS (Equivalent to $26.41 per share based on 11,989,361 shares of common stock outstanding)	100.0%		$316,606,956

Note: Percentages indicated are based on the net assets of the Fund.

(a) All or a portion of the security is pledged as collateral in connection with the Fund’s revolving credit agreement. $177,305,120  in aggregate has been pledged as collateral.

(b) Resale is restricted to qualified institutional investors. Aggregate holdings equal 33.0% of the net assets of the Fund, of which 0.0% are illiquid.

(c) A portion of the security is segregated as collateral for open forward foreign currency exchange contracts. $1,009,464 in aggregate has been segregated as collateral.

(d) A portion of the security is segregated as collateral for interest rate swap transactions. $676,000 in aggregate has been segregated as collateral.

(e) Rate quoted represents the seven-day yield of the Fund.

Interest rate swaps outstanding at September 30, 2015 were as follows:

Counterparty	Notional Amount	Fixed Rate Payable	Floating Rate(resets monthly) Receivable(a)	Termination Date	Unrealized Depreciation
Royal Bank of Canada	$38,700,000	0.855%	0.194%	October 30, 2017	$(154,518)
Royal Bank of Canada	38,700,000	1.087%	0.194%	October 29, 2018	(250,064)
Royal Bank of Canada	38,700,000	1.309%	0.194%	October 29, 2019	(362,694)
					$(767,276)

(a) Based on LIBOR (London Interbank Offered Rate). Represents rates in effect at September 30, 2015.

Forward foreign currency exchange contracts outstanding at September 30, 2015 were as follows:

Counterparty	Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
Brown Brothers Harriman	EUR	6,269,521	USD	7,028,697	10/2/15	$23,137
Brown Brothers Harriman	EUR	1,999,300	USD	2,258,429	10/2/15	24,412
Brown Brothers Harriman	GBP	615,073	USD	940,281	10/2/15	9,829
Brown Brothers Harriman	GBP	4,428,107	USD	6,809,986	10/2/15	111,369
Brown Brothers Harriman	USD	7,640,670	GBP	5,043,180	10/2/15	(11,602)
Brown Brothers Harriman	USD	9,231,890	EUR	8,268,821	10/2/15	7,687
Brown Brothers Harriman	EUR	8,110,475	USD	9,058,468	11/3/15	(8,540)
Brown Brothers Harriman	GBP	5,027,935	USD	7,615,667	11/3/15	10,810
						$167,102

Glossary of Portfolio Abbreviations

EUR	Euro Currency
FRN	Floating Rate Note
GBP	Great British Pound
USD	United States Dollar

Cohen & Steers Select Preferred and Income Fund, Inc.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)

Note 1. Portfolio Valuation

Investments in securities that are listed on the New York Stock Exchange (NYSE) are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price. Forward contracts are valued daily at the prevailing forward exchange rate.

Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain non-U.S. equity holdings may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the investment manager) to be over-the-counter, are valued at the last sale price on the valuation date as reported by sources deemed appropriate by the Board of Directors to reflect their fair market value. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price. However, certain fixed-income securities may be valued on the basis of prices provided by a third-party pricing service or third-party broker dealers when such prices are believed by the investment manager, pursuant to delegation by the Board of Directors, to reflect the fair market value of such securities. Interest rate swaps are valued utilizing quotes received from an outside pricing service. The pricing services or broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services or broker-dealers may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features which are used to calculate the fair values.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds are valued at their closing net asset value.

The policies and procedures approved by the Fund’s Board of Directors delegate authority to make fair value determinations to the investment manager, subject to the oversight of the Board of Directors. The investment manager has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and

Cohen & Steers Select Preferred and Income Fund, Inc.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities for which market prices are unavailable, or securities for which the investment manager determines that the bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund’s Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

The Fund’s use of fair value pricing may cause the net asset value of Fund shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability.  The hierarchy of inputs that are used in determining the fair value of the Fund’s investments is summarized below.

•                  Level 1 – quoted prices in active markets for identical investments

•                  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)

•                  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfer at the end of the period in which the underlying event causing the movement occurred. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. There were no transfers between Level 1 and Level 2 securities as of September 30, 2015.

Cohen & Steers Select Preferred and Income Fund, Inc.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

The following is a summary of the inputs used as of September 30, 2015 in valuing the Fund’s investments carried at value:

	Total	Quoted Prices In Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Preferred Securities – $25 Par Value:
Banks	$37,713,990	$33,526,490	$4,187,500	$—
Other Industries	87,572,813	87,572,813	—	—
Preferred Securities - Capital Securities:
Banks	90,922,531	4,955,520	83,981,386	1,985,625
Other Industries	209,263,798	—	209,263,798	—
Corporate Bonds	11,792,837	—	11,792,837	—
Short-Term Investments	900,000	—	900,000	—
Total Investments(a)	$438,165,969	$126,054,823	$310,125,521	$1,985,625	(b)
Forward foreign currency exchange contracts	$187,244	$—	$187,244	$—
Total Appreciation in Other Financial Instruments(a)	$187,244	$—	$187,244	$—
Interest rate swaps	$(767,276)	$—	$(767,276)	$—
Forward foreign currency exchange contracts	(20,142)	—	(20,142)	—
Total Depreciation in Other Financial Instruments(a)	$(787,418)	$—	$(787,418)	$—

(a) Portfolio holdings are disclosed individually on the Schedule of Investments.

(b) Level 3 investments are valued by a third-party pricing service. The inputs for these securities are not readily available or cannot be reasonably estimated. A change in the significant unobservable inputs could result in a significantly lower or higher value in such Level 3 investments.

Cohen & Steers Select Preferred and Income Fund, Inc.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

Following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining fair value:

	Total Investments in Securities	Preferred Securities - $25 Par Value - Banks	Preferred Securities - Capital Securities- Banks
Balance as of December 31, 2014	$14,256,250	$2,025,000	$12,231,250
Change in unrealized appreciation (depreciation)	210,625	(39,375)	250,000
Transfers out of Level 3(a)	(12,481,250)	—	(12,481,250)
Transfers within Level 3(b)	—	(1,985,625)	1,985,625
Balance as of September 30, 2015	$1,985,625	$—	$1,985,625

The change in unrealized appreciation (depreciation) attributable to securities owned on September 30, 2015 which were valued using significant unobservable inputs (Level 3) amounted to $(39,375).

(a) As of December 31, 2014, the Fund used significant unobservable inputs in determining the value of certain investments. As of September 30, 2015, the Fund used significant observable inputs in determining the value of the same investments.

(b) As of September 30, 2015, transfers within Level 3 occurred due to changes in sector classifications.

Note 2.   Derivative Instruments

The following is a summary of the Fund’s derivative instruments as of September 30, 2015:

Interest rate swaps	$(767,276)
Forward foreign currency exchange contracts	167,102
$(600,174)

Cohen & Steers Select Preferred and Income Fund, Inc.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

The balance of outstanding interest rate swaps at September 30, 2015 is representative of the volume outstanding during the period ended September 30, 2015. The following summarizes the volume of the Fund’s interest rate swap and forward foreign currency exchange contracts activity during the nine months ended September 30, 2015:

	Interest rate swap contracts	Forward foreign currency exchange contracts
Average Notional Balance	$116,100,000	$14,206,266
Ending Notional Balance	116,100,000	16,674,135

Forward Foreign Currency Exchange Contracts: The Fund enters into forward foreign currency exchange contracts to hedge the currency exposure associated with certain of its non-U.S. dollar denominated securities. A forward foreign currency exchange contract is a commitment between two parties to purchase or sell foreign currency at a set price on a future date. The market value of a foreign forward currency exchange contract fluctuates with changes in foreign currency exchange rates. These contracts are marked to market daily and the change in value is recorded by the Fund as unrealized appreciation and/or depreciation on foreign currency translations. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are included in net realized gain or loss on foreign currency transactions. For federal income tax purposes, the Fund has made an election to treat gains and losses from forward foreign currency exchange contracts as capital gains and losses.

Forward foreign currency exchange contracts involve elements of market risk in excess of the amounts reflected on the Schedule of Investments. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the contract. Risks may also arise upon entering these contracts from the potential inability of the counterparties to meet the terms of their contracts. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

Interest Rate Swaps: The Fund uses interest rate swaps in connection with borrowing under its revolving credit agreement. The interest rate swaps are intended to reduce interest rate risk by countering the effect that an increase in short-term interest rates could have on the performance of the Fund’s shares as a result of the floating rate structure of interest owed pursuant to the revolving credit agreement. In these interest rate swaps, the Fund agrees to pay the other party to the interest rate swap (which is known as the counterparty) a fixed rate payment in exchange for the counterparty’s agreement to pay the Fund a variable rate payment that is intended to approximate the Fund’s variable rate payment obligation on the revolving credit agreement. The payment obligation is based on the notional amount of the swap. Depending on the state of interest rates in general, the use of interest rate swaps could enhance or harm the overall performance of the Fund. The market value of interest rate swaps is based on pricing models that consider the time value of

Cohen & Steers Select Preferred and Income Fund, Inc.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

money, volatility, the current market and contractual prices of the underlying financial instrument. Unrealized appreciation is reported as an asset and unrealized depreciation is reported as a liability. The change in value of swaps, including the accrual of periodic amounts of interest to be paid or received on swaps, is reported as unrealized appreciation or depreciation. A realized gain or loss is recorded upon payment or receipt of a periodic payment or termination of a swap agreement. Swap agreements involve, to varying degrees, elements of market and counterparty risk, and exposure to loss in excess of the related amounts reflected on the Schedule of Investments. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that such amount is positive.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (Dodd-Frank Act) required the Securities and Exchange Commission and Commodity Futures Trading Commission to mandate by regulation that certain derivatives, previously traded over-the-counter, including interest rate swaps, be executed in a regulated, transparent market and settled by means of a central clearing house. Any such changes may, among various possible effects, increase the cost of entering into derivatives transactions, require more assets of the Fund to be used for collateral in support of those derivatives than is currently the case, or could limit the Fund’s ability to pursue its investment strategies.

During the period ended September 30, 2015, the Fund did not enter into any centrally cleared swap contracts.

Note 3.   Income Tax Information

As of September 30, 2015, the federal tax cost and net unrealized appreciation and depreciation in value of securities held were as follows:

Cost for federal income tax purposes	$410,012,727
Gross unrealized appreciation	$31,317,959
Gross unrealized depreciation	(3,164,717)
Net unrealized appreciation	$28,153,242

Item 2. Controls and Procedures

(a)                                 The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of these disclosure controls and procedures required by Rule 30a-3(b) under the Investment Company Act of 1940 and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act as of a date within 90 days of the filing of this report.

(b)                                 During the last fiscal quarter, there were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits

(a)                                 Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

By:	/s/ Adam M. Derechin
Name: Adam M. Derechin
Title: President

Date: November 25, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Adam M. Derechin	By:	/s/ James Giallanza
	Name: Adam M. Derechin		Name: James Giallanza
	Title: President and Principal Executive Officer		Title: Treasurer and Principal Financial Officer

Date: November 25, 2015